Commitments and Contingencies - Schedule by Year of Future Minimum Payments under Capital Leases, Together with Present Value of Minimum Lease Payments (Detail) - USD ($) $ in Thousands	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Capital Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2015		$ 12
2016		9
Total		21
Less amount representing interest		(2)
Present value of minimum lease payments		19
Less current portion	$ (253)	(11)	$ (10)
Non-current portion		$ 8